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                                                        Highland Oaks Apartments
                                                                  Tampa, Florida
                                                       FHA Project No. 067-36672



                RENEWAL NOTE: FLORIDA DOCUMENTARY STAMPS TAXES ARE
                 NOT REQUIRED BY LAW AS THIS RENEWAL NOTE RENEWS
                    AN EXISTING OBLIGATION UPON WHICH FLORIDA
                        DOCUMENTARY STAMPS HAVE BEEN PAID


                         MODIFICATION TO MORTGAGE NOTE
                                       OF
              H.O. ASSOCIATES, LTD., A FLORIDA LIMITED PARTNERSHIP
                                   PAYABLE TO
              RELATED MORTGAGE CORPORATION, a DELAWARE CORPORATION
                                    OR ORDER
                     DATED DECEMBER 13, 1990 IN THE ORIGINAL
                         PRINCIPAL SUM OF $13,154,200.00

THIS MODIFICATION TO MORTGAGE NOTE (hereinafter referred to as the "Modification to Note") dated as of January 31, 1995 is made by and between H.O. ASSOCIATES, LTD., a limited partnership organized and existing under the laws of the State of Florida, having its principal office and place of business at 1430 Wynnton Road, Columbus, GA 31906, hereinafter called the "Maker" and RELATED MORTGAGE CORPORATION, a corporation organized and existing under the laws of the State of Delaware, having its principal office and place of business at 625 Madison Avenue, New York, NY 10022, hereinafter called the "Holder."


                              W I T N E S S E T H :

WHEREAS, Maker is the owner of certain real property located in the City of Tampa in Hillsborough County of the State of Florida as further described in this Agreement on which is constructed a certain rental apartment project known as Highland Oaks Apartments, FHA Project No. 067-36672 (hereinafter referred to collectively as the "Project"); and

WHEREAS, Maker executed and delivered to Holder, its Mortgage Note (hereinafter referred to as the "Mortgage Note") dated December 13, 1990 in the original amount of THIRTEEN MILLION ONE HUNDRED FIFTY FOUR THOUSAND TWO HUNDRED AND NO/100ths DOLLARS ($13,154,200.00) (hereinafter referred to as the "Mortgage Loan"). The Mortgage Note is secured by: (i) a certain Mortgage (hereinafter referred to as the "Mortgage") dated December 13, 1990 which was executed by Maker and delivered to Holder and thereafter recorded on December 13, 1990, against the real property component of the Project in O.R. Book 6153, Page 212 of the Public Records of Hillsborough County, Florida; (ii) a certain Assignment of Rents and Leases (hereinafter referred to as the "Collateral Assignment") dated December 13, 1990 which was executed by Maker and delivered to Holder and thereafter recorded on December 13, 1990 in O.R. Book 6153, Page 231 of the Public Records of Hillsborough County, Florida; (iii) a certain Security Agreement (hereinafter referred to as the "Security Agreement") dated December 13, 1990 by and between Maker and Holder, and (iv) certain UCC Financing Statements (hereinafter referred to as the "UCC Financing Statements") executed by the Maker in favor of Holder and filed or recorded as applicable, on December 14, 1990 with the Secretary of State of Florida as Document No. 900000310323 and on December 13, 1990 in O.R. Book 6153, Page 235 of the Public Records of Hillsborough County, Florida. The Mortgage, the Collateral Assignment, the Security Agreement and the UCC Financing Statements created a first lien security interest in favor of Holder in and to the Project and various items of personal property currently or thereafter owned by the Maker with respect to the Project; and

WHEREAS, said Mortgage Note has been Finally Endorsed for Coinsurance by the Secretary of the Department of Housing and Urban Development acting by and through the Federal Housing Commissioner (hereinafter referred to as "HUD" or the "Commissioner" as the context may require) pursuant to Section 221(d)(4) and
Section 244 of the National Housing Act, as amended, and the Regulations promulgated pursuant thereto; and

WHEREAS, the Mortgage Note and Mortgage provide for the payment of interest after Final Endorsement for Coinsurance at the rate of Eight and One Half Percent (8.50%) per annum

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Modification to Mortgage Note:  Highland Oaks
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(hereinafter referred to as the "Permanent Rate") over the remaining term of the
Mortgage Loan; and

WHEREAS, the current outstanding principal balance due under the Mortgage Note is $13,037,676.07 (hereinafter referred to as the "Outstanding Principal Balance"); and

WHEREAS, the remaining term of Mortgage Loan under the Mortgage Note and Mortgage is 446 months (hereinafter referred to as the "Remaining Term"); and

WHEREAS, Paragraph 5a of Rider 1 to the Mortgage Note provides for a prepayment lockout (hereinafter referred to as the "Prepayment Lockout") by indicating that the Mortgage Note "may not be prepaid in whole or in part prior to December 14, 2000 which date is ten (10) years from the date of Initial Endorsement for Coinsurance of the Note by the Secretary of Housing and Urban Development acting by and through the Federal Housing Commissioner (hereafter referred to as the "Initial Endorsement Date");"

WHEREAS, the parties have agreed to modify the terms of the Mortgage Note (i) to reduce the Permanent Rate of interest therein provided from Eight and One Half per centum (8.50%) per annum to Seven and Seven Eighths per centum (7.875%) per annum effective as of February 1, 1995, (ii) to revise the amount of principal and interest payable monthly by Maker to Holder under the Mortgage Note as a result of such reduction in interest rate and to reamortize in full the Mortgage Loan over the remaining term thereof, (iii) to eliminate the Prepayment
Lockout, and (iv) to amend the Mortgage Note in certain other respects as herein described.

NOW, THEREFORE, for and in consideration of the premises, the sum of Ten and No/lOOths Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, and in further consideration of the agreements, covenants and stipulations hereinafter set forth, the parties for themselves and for their respective successors and assigns, do hereby agree and covenant as follows:

1. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not otherwise defined in this Agreement shall have the same meanings ascribed thereto in the Mortgage.

2. The said Mortgage is amended to provide that the principal amount of the obligation of Maker to Holder secured by the Mortgage and evidenced by the Mortgage Note, as amended by the Modification to Note, shall equal the Outstanding Principal Balance.

3. The Permanent Rate is hereby amended to be Seven and Seven Eighths Percent (7.875%) per annum (hereinafter referred to as the "Reduced Rate") effective as of February 1, 1995.

4. Maker and Holder agree to amortize the Outstanding Principal Balance of the Mortgage Loan over the Remaining Term with interest payable monthly at the Reduced Rate.

5. The obligation of Maker under the Mortgage Note to make monthly payments of principal and/or interest is hereby amended by (a) deleting the indented paragraph on page one of the Mortgage Note and (b) inserting in lieu thereof the following:

          Interest shall accrue on the unpaid principal balance of the Note from the date hereof at the rate of Eight and One Half per centum (8.50%) per annum up to and including January 31, 1995 and thereafter interest shall bc payable at the Reduced Rate as follows: Interest only at the existing Permanent Rate shall be payable on February 1, 1995. Thereafter and commencing on the first day of March 1995, monthly installments of interest and principal shall be paid in the sum of $90,451.24 each, such payments to continue monthly thereafter on the first day of each succeeding month until the entire indebtedness has been paid. In any event, the balance of principal (if any) remaining unpaid, plus accrued interest, shall be due and payable on May 1, 2032. The installments of interest and principal shall be applied first to interest at the rate of 7.875% per annum upon the principal sum or so much thereof as shall from time to time remain unpaid, and the balance thereof shall be applied on account of principal. In the event any installment, or part of any installment due under this Mortgage Note becomes delinquent for more than fifteen (15) days, there shall bc due, in addition to other sums then due


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          hereunder, a sum equal to four percent (4%) of the amount of principal and interest so delinquent. Whenever, under the laws of the jurisdiction where the property is located, the amount of a "late charge" is considered to be additional interest, this provision shall not be used if the rate of interest specified in the Mortgage Note, together with the amount of the "late charge," would aggregate an amount in excess of the maximum rate of the interest permitted and would constitute usury.

6. Paragraphs 5a and 5b of Rider 1 to the Mortgage Note are amended by deleting Paragraphs 5a and 5b and inserting in lieu thereof the following:

          a. PREPAYMENT PREMIUM. Except as provided in Paragraphs 3 and 4 above, the Note may be prepaid in whole at any time provided all of the requirements and conditions of this Paragraph 5 are complied with and said prepayment is accompanied by a prepayment premium equal to one percent of the outstanding loan balance.

          b. APPLICABILITY. The provisions of this Paragraph 5 shall apply to any prepayment irrespective of whether said prepayment is voluntary or involuntary, including any prepayment occurring due to an acceleration of the debt by the Holder as a result of any default by the Borrower or in the event the debt is satisfied or released by foreclosure (whether by power of sale or by judicial proceeding), deed in lieu of foreclosure, or by any other means. The restrictions on prepayment contained in this Paragraph 5 shall not be waived, modified, altered, amended or deleted without the written consent of the Holder.

7. Maker acknowledges and affirms to Holder that, as of the date of this Modification to Note, there are no defenses, set-offs or counter-claims, whether legal or equitable, to Maker's obligations under the Mortgage Note, and Maker hereby waives the right to raise or assert any such defenses, set-offs or counter-claims which Maker may have had with respect to any suit, proceeding or foreclosure action under the Mortgage Note that the Holder may or could have brought against Maker prior to the date hereof.

8. Maker and Holder acknowledge and agree that the terms of this Modification to Note are subject to the approval thereof by the Commissioner, which approval shall be evidenced by the written consent of the Commissioner affixed to this Modification to Note where indicated below. Maker and Holder further acknowledge and agree that the terms of this Modification to Note and the transaction evidenced by this Modification to Note shall not be deemed effective unless and until the Commissioner executes the consent as aforesaid.

9. Notwithstanding any provision of this Modification to Note to the contrary, Maker and Holder hereby acknowledge and agree that the Commissioner and the Holder retain all rights and remedies arising under the Contract of Coinsurance under Section 244 and pursuant to Section 221(d)(4) of the National Housing Act, as amended, and all regulations and administrative guidelines promulgated by the Commissioner thereunder.

10. From and after the date hereof, the Mortgage Note and this Modification to Note shall be taken and read together as one, single and continuing instrument evidencing a single debt owed by the Maker to the Holder in the amount set forth hereinabove, as may be unpaid from time to time. Nothing contained herein shall be taken or construed to create a novation or new agreement by and between Maker and Holder; it being the intention of the parties solely (a) to reduce the per annum rate of interest applicable to the Mortgage Loan (b) to revise the amount of monthly installments of principal and interest payable thereunder as a result of such reduction in interest rate so as to reamortize in full the Mortgage Loan over the remaining term thereof, and (c) to revise certain other provision of the Mortgage Note, as reflected by this Modification to Note, and for no other purpose. Furthermore, nothing herein contained shall in any way impair the Mortgage Note or the security now held for such indebtedness, or alter, waive, annul, vary or affect any provision, condition, covenant herein except as herein provided, nor impair any rights, powers or remedies of Holder under the Mortgage Note, it being the intent of the parties that the terms and provisions of the Mortgage Note shall continue in full force and effect as modified hereby.


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Modification to Mortgage Note: Highland Oaks
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11.  Notwithstanding anything herein contained, if any one or more of the provisions of this Modification to Note shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity or unenforceability shall not affect any other provision of this Modification to Note, but this Modification to Note shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

12. Maker and Holder agree to execute such other documents as may be necessary to implement the terms and provisions of this Modification to Note, and the transaction evidenced thereby, including but not limited to that certain Modification of Mortgage (the "Modification Agreement") of even date herewith by and between Maker and Holder.

13. From and after the date hereof, all references contained in the Mortgage Note to the Mortgage shall hereafter be deemed to refer to and include the Mortgage, as amended by the Modification Agreement.

14. The Mortgage Note, as amended by this Modification to Note, may not be further amended except by all instrument in writing executed by each of the parties hereto.

15. This Modification to Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

16. This Modification to Note may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but one Agreement.


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Modification to Mortgage Note: Highland Oaks
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Signed and sealed this 31 day of January, 1995.
                       --        -------


                                   MAKER:

                                   H.O. Associates, Ltd.


                                   By:  /s/ Robert M. Schiffman
                                        --------------------------------------
                                        Robert M. Schiffman, General Partner



                                   By:  /s/ Edwin B. Branch
                                        --------------------------------------
                                        Edwin B. Branch, General Partner



                                   HOLDER:

                                   Related Mortgage Corporation


                                   By:  /s/ Bruce H. Brown
                                        -------------------------------------
                                        Bruce H. Brown, Vice President



CONSENT TO MODIFICATION
TO MORTGAGE NOTE:

The undersigned hereby consents to and approves the foregoing Modification to Mortgage Note as of the date set forth below

SECRETARY OF HOUSING AND
URBAN DEVELOPMENT OF
WASHINGTON, D.C., acting
by and through the Federal
Housing Commissioner

By:  /s/ Albert B. Sullivan
     -------------------------

Date:  January 31, 1995
      ------------------------





                 CERTIFICATION OF MORTGAGE NOTE

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

This is to certify that this Modification to Mortgage Note amends the Note described in and secured by the Mortgage, as amended by that certain Modification of Mortgage, between the Maker and Holder of even date herewith in the same principal amount as herein stated, and secured by real estate situated in the County of Hillsborough, State of Florida.

Dated this 31 day of January, 1995.

                                        /s/  Sherry Logsdon
                                        ------------------------
                                        Notary Public


                                             [Notary Stamp]

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